CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Milka Fixler , Chief Executive Officer of Extreme Home Staging, Inc. , hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-Q of Extreme Home Staging, Inc.  for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Quarterly Report on Form 10-Q of Extreme Home Staging, Inc.  for the quarter ended March 31, 2010  fairly presents, in all material respects, the financial condition and results of operations of Extreme Home Staging, Inc.

EXTREME HOME STAGING, INC.

Date: April 25, 2010	By:	/s/ Milka Fixler
Milka Fixler
Chief Executive Officer
(principal executive officer and duly authorized officer)